Exhibit 99.1

COMMUNITY BANCORP INC.

Investor Presentation

6/22/2005

COMMUNITY BANCORP INC.

Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, and “expects”, and words of similar import, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following; general economic and business conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of the Company’s business, and other factors referenced in this presentation. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

6/22/2005

Stock Summary

NASDAQ Symbol CMBC

Fully Diluted Shares 5.54 Million *

Market Capitalization $155.8 Million **

CMBC*** WKBI****

P/E LTM 16.7 18.3

2005e 14.4 15.9

2006e 12.5 14.1

Dividends Per Share $0.40 per year (1.35% Yield)

Analyst Coverage Keefe, Bruyette & Woods, Inc.

Sandler, O’Neill & Partners

* Fully diluted shares as of 3/31/05

** Per share price of $29.60 as of 6/21/2005

*** Projected PE ratios are analyst’s estimates. The Company does not provide estimates for future periods. **** As of June 17, 2005, Western Keefe Bank Index (Western publicly traded community banks with assets between $250 million and $6 billion)

Company Overview

Community National Bank is the largest independent bank in its markets with ten branches focused in the high growth areas of San Diego County & southwest Riverside County with approximately $708 million in Assets as of 3/31/05.

Focused on high performance through acquiring new core business relationships primarily from the large bank competitors, i.e. Wells Fargo, Bank of America and Union Bank of California.

Announced the acquisition of Rancho Bernardo Community Bank with one branch and total assets of $114 million as of 3/31/05. Anticipated close 3Q05.

Operating in a highly consolidated market with a few large bank competitors that control 75% of the market share in San Diego and SW Riverside counties.

6/22/2005

Company Overview

Proven strength in generating quality assets

Excellent credit quality

Average net charge offs to average loans over the last 5 years is 0.10%, only 0.01% in 2004

Current NPAs, net of gov’t guarantees to total assets are 0.37% as of March 31, 2005

Proven SBA lending function

#1 SBA 504 Community Bank Lender in the nation for 2004

Company Overview

Exceptional financial performance

2003Yr

2004Yr

Change

1 Q 2004

1 Q 2005

Change

Net Income

$5.9 mil

$8.4 mil

+ 42%

$1.9 mil

$2.5 mil

+ 31%

ROA

1.34%

1.55%

+ 21 bp

1.55%

1.49%

- 6 bp

ROTE

21.34%

20.11%

- 123 bp

19.43%

21.29%

+ 186 bp

Net Interest Margin

5.00%

5.40%

+ 40 bp

5.27%

5.66%

+ 39 bp

Efficiency Ratio

60.81%

60.08%

- 73 bp

58.41%

59.75%

+ 134 bp

Diluted EPS

$1.42

$1.71

+20%

$0.40

$0.46

+ 15%

Total Assets

$476.7 mil

$641.6 mil

+ 35%

$502.4 mil

$708.3 mil

+ 41%

Increased earnings driven by continued asset growth, improving efficiency, and expansion of the franchise in the high growth counties of San Diego and Riverside

Excellent credit quality; the average net charge offs to average loans over the last 5 years is 0.10%, 0.01% in 2004

Continued strong loan and core deposit growth

Increased quarterly cash dividend 100% for 2005

6/22/2005

Market Opportunity

As of June 30, 2004, San Diego County had $43.8 billion in total deposits.

Of this total, 77.4%, or $33.9 Billion were concentrated in 9 major institutions

Community represented only $471.7 million (including Cuyamaca Bank), or 1.1% of this total market share.

6/22/2005

Market Opportunity (con’t)

Deposits in San Diego County increased $20 billion between June 1997 and June 2004.

Major banks have acquired over $4.2 billion in assets through acquisitions of community banks since the beginning of 1990 in San Diego.

Community National Bank has the size, strength and product diversity to effectively compete with the major institutions which dominate the markets in which we operate.

6/22/2005

Experienced Management Team

Management

Position

Years of Experience

Gary Deems

Chairman

30+

Mike Perdue

President and CEO

25+

Bruce Mills

Chief Financial Officer

20+

Don Murray

Chief Credit Officer

20+

Rick Sanborn

Chief Administrative Officer

20+

Gary Youmans

Head of SBA

30+

6/22/2005

Corporate Strategy

Continued high profitability, and expansion of our community banking franchise

Maintain superior credit quality

Balance sheet growth through:

Increasing core deposits and lower cost of funds

Continued strong loan origination

Expansion through de novo branches, organic growth and acquisitions

6/22/2005

Attractive Marketplace

In terms of population, San Diego and Riverside counties are among the top ten fastest growing counties in the U.S.

10 Fastest-Growing Counties in U.S. by Numerical Increase: April 1, 2000 to July 1, 2004

Rank

County

State

Percent Increase

Numerical Increase

July 1, 2003 Estimated Population

1

Los Angeles

California

5.18%

493,097

10,012,334

2

Maricopa

Arizona

12.28%

377,270

3,449,501

3

Clark

Nevada

18.04%

248,185

1,623,935

4

Harris

Texas

6.93%

235,653

3,636,128

5

Riverside

California

14.97%

231,353

1,776,798

6

San Bernardino

California

9.51%

162,571

1,872,043

7

San Diego

California

5.63%

158,414

2,972,165

8

Orange

California

5.20%

148,002

2,994,193

9

Collin

Texas

27.08%

133,144

624,813

10

Tarrant

Texas

9.17%

132,616

1,578,808

6/22/2005 Source: Census Bureau

Local Markets We Serve

Costa Mesa

Aliso Viejo

Laguna Niguel

Dana Point

San Clemente

Gulf of Santa Catalina

Channel Islands

Pacific Ocean

Oceanside

Carlsbad

Encinitas

Del Mar

San Diego

Coronado

ORANGE

Laguna Hills

San Juan Capistrano

Falbrook

Camp Pendleton Marine Corps Base

Vista

Sqana Beach

Roway

Lake Miramar

Lakeside

La Mes

National City

Valley

LCaon

Wildomar

Murriet

Lake Skinner

UNITED STATES

RIVERSIDE

SAN DIEGO

CALIFORNIA

IMPERIAL

Mecca

Terrecula

Warner Springs

Borrego Springs

Salton Sea

Borrego Springs

Creek

San Felipe

Anza-Borrego Desert State Park

Pine Valley

Boulevard

Cleveland National Forest

El Capitan Reservoir

Alpine

San Vicente Reservoir

Rosemont

Ramona

Julian

1

74

67

74

111

86

78

94

94

6/22/2005

12

805

8

5

Attractive Marketplace: Branches

Jaks

Los Angeles

Torrance

Long Beach

Huntington Beach

Santa Catalina Island

cific Ocean

East Los Angeles

Garden Grove

Irvine

Mission Viejo

Oceanside

San Diego

Ontario

Pomona

Riverside

Redlands

Moreno Valley

Palm Springs

Hemet

Joshua Treo

National Par

Indio

Anza-Borreq

Desert State Pa

Cajon

Vista

Escondido

10

10

74

73

S6

67

78

8

59

8

94

6/22/2005

Deposit Market Share

Community is the #1 community bank in its market

Rank

In CMBC’s cities served*

Branch Count

Total Deposits in Market ($000)

Total Market Share (%

1

Washington Mutual

Thrift

15

$1,900,986

18.79%

2

Wells Fargo

Bank

24

1,567,355

15.50%

3

Bank of America

Bank

16

1,249,434

12.35%

4

Union Bank of California

Bank

11

748,937

7.40%

5

California Bank and Trust

Bank

7

603,441

5.97%

6

Community National Bank

Bank

9

549,544

5.43%

7

World Savings Bank

Thrift

3

452,734

4.48%

8

Temecula Valley Bank

Bank

6

395,542

3.91%

24 other Banks & Thrifts

52

2,646,444

26.17%

Totals

143

$10,114,417

100.00%

*Cities served include Bonsall, El Cajon, Encinitas, Escondido, Fallbrook, La Mesa, Santee, Temecula and Vista. Combines Cuyamaca and Community National Banks.

Based on FDIC data as of June 30, 2004.

6/22/2005

Community National Bank

Superior Asset Generation Capabilities

Commercial real estate loans

Business loans

SBA loans

Construction

Growing Core Deposit Base

Focus on business transaction accounts

Marketing strategies targeting business customers

Big bank products, community bank service

Operating in a Consolidated Market

Large Bank acquisitions in our market area have created exceptional opportunities for mid sized community banks

6/22/2005

Strong Loan Origination

($in millions) $450

$400

$350 $300

$250

$200

$150 $100

$50

$0

$226.2

$267.1

$309.1

$320.8

$420.6

$83.7

$123.1

2000

2001

2002

2003

2004

1Q 04

1Q 05

6/22/2005

Loan Portfolio 3/31/05

SBA Real Estate 28.4%

Residential 1-4 Real Estate 3.3%

Commercial/ Other 11.6%

Consumer/ Other 1.6%

Real Estate Construction 14.4%

Commercial Real Estate 40.7%

6/22/2005

SBA Lending

Core solid business – Active SBA lender since 1990

Exceptional growth in originations

Preferred Lender with 2 Product Types:

7(a)

504

In addition to branch network, loan production offices are located in Huntington Beach, CA Los Angeles, CA (3), Reno, NV and Phoenix AZ

Contributes three recurring revenue streams:

Interest income on retained loans

Gain on sale revenue

Servicing income on loans sold to others

6/22/2005

Banking Operations Transaction Deposit Growth

($ 000s)

CAGR = 30%

$350,000

$300,000

$250,000

$200,000

$150,000

$100,000

$50,000

$-

Checking

MMDA

Savings

2000

2001

2002

2003

2004

Mar-05

Deposit Mix 3/31/05

Time Deposits > $100K

19%

Wholesale Deposits 15%

Non-interest Bearing Demand 20%

Time Deposits < $100K

13%

Savings 4%

MMDA & NOW

29%

6/22/2005

Assets

($000s)

CAGR = 24%

$800,000

$700,000

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

2000

2001

2002

2003

2004

Mar-05

6/22/2005

Net Income

($000s)

CAGR = 70% thru 12/31/04

$9,000

$8,000

$7,000

$6,000

$5,000

$4,000

$3,000

$2,000

$1,000

$- $1,001

$1,102

$3,006

$5,896

$8,366

$1,870

+36% $2,539

2000

2001

2002

2003

2004

1Q 04

1Q 05

6/22/2005

Fully Diluted EPS

($000s)

CAGR = 49% through 12/31/04

$2.00

$1.75

$1.50

$1.25

$1.00

$0.75

$0.50

$0.25

$- $0.35

$0.35

$0.84

$1.42

$1.71

$0.40

+15% $0.46

2000

2001

2002

2003

2004

1Q 04

1 Q 05

Return on Average Assets

1.6%

1.4%

1.2%

1.0%

0.8%

0.6%

0.4%

0.2%

0.0%

0.43%

0.34%

0.77%

1.34%

1.55%

1.55%

1.49%

2000

2001

2002

2003

2004

1Q 04

1Q 05

Return on Ave. Tangible Equity

25%

20%

15%

10%

5%

0%

8.62%

7.79%

16.00%

21.34%

20.11%

19.43%

21.29%

2000

2001

2002

2003

2004

1Q 04

1Q 05

Net Interest Margin

6.5%

6.0%

5.5%

5.0%

4.5%

4.0%

3.5%

3.0%

5.20%

4.18%

4.40%

5.00%

5.40%

5.66%

2000

2001

2002

2003

2004

1Q 05

Efficiency Ratio

85%

80%

75%

70%

65%

60%

55%

50%

81.3%

78.6%

70.3%

60.8%

60.1%

59.8%

2000

2001

2002

2003

2004

1Q 05

Credit Quality

($000s)

Quarter Ended

3/31/05

Credit Quality

NPLs

$ 3,887

NPAs

$ 5,518

NPLs / Loans

0.65%

NPAs / Assets

0.78%

Loan Loss Allowance

$ 7,917

NCOs / Avg. Loans

-0.06%

Loan Loss Allowance to Loans Held for Investment

1.69%

Loan Loss Allowance to NPLs, net of gov’t guarantees

788.55%

Net of Gov’t Guarantees

NPLs net of gov’t guarantees

$ 1,004

NPAs net of gov’t guarantees

$ 2,635

NPLs net of gov’t guarantees / Loans

0.17%

NPAs net of gov’t guarantees / Assets

0.37%

NCOs to Avg. Loans

5 Yr Avg = 0.10%

0.5%

0.4%

0.3%

0.2%

0.1%

0.0%

0.03%

0.23%

0.16%

0.09%

0.01%

2000

2001

2002

2003

2004

1Q 05 NCOs to avg lns was—0.06%

Rancho Bernardo Acquisition

RB Balance

Total Assets $114 million Total Loans $ 89 million Total Deposits $101 million

Transaction Summary*

Transaction Price $30.10 / share

Aggregate Transaction Value $33.2 Million

Stock Consideration 600,000 CMBC shares Allocated Options Value $4.6 Million Cash Consideration $10.0 Million

Consideration Mix 65% Stock / 35% Cash

*Information based upon midpoint of the collar. See S-4 on file with the SEC for additional pricing information.

Rancho Bernardo Acquisition

Transaction Benefits

Expands CMBC’s commercial banking franchise

In-fill expansion in San Diego market

Accretive to GAAP EPS in 2006

Single branch bank with reasonable cost savings

Improves net interest margin – Solid deposit base

Addition of quality lending staff

Industry Performance Comparison

ROTE of 20.11% in 2004 places us among the highest performing banks:

6th in the state for publicly traded banks with assets of $1 billion or less

19th in the nation, or top 3%, for publicly traded banks with assets of $1 billion or less

Top 10% of all banks in the nation, regardless of size

Received market cap champion awards from Carpenter and Company for stock appreciation

Source: SNL Data

6/22/2005

Price Volume Graph: Last 3 Years

Share Price (in $US)

$35

$30

$25

$20

$15

$10

$5

1/2/2002

3/2/2002

5/2/2002

7/2/2002

9/2/2002

11/2/2002

1/2/2003

3/2/2003

5/2/2003

7/2/2003

9/2/2003

11/2/2003

1/2/2004

3/2/2004

5/2/2004

7/2/2004

9/2/2004

11/2/2004

45,000

40,000

35,000

30,000

25,000

20,000

15,000

10,000

5,000

0

Volume (in shares)

Volume

Closing Price

Indexed Price Performance: Last 3 Years

Dec 2001 through Dec 2004

500

450

400

350

300

250

200

150

100

50

0

Dec-01

Feb-02

Apr-02

Jun-02

Aug-02

Oct-02

Dec-02

Feb- 03

Apr-03

Jun-03

Aug-03

Oct-03

Dec- 03

Feb- 04

Apr- 04

Jun-04

Aug-04

Oct-04

Dec- 04

S&P 500

NASDAQ US

NASDAQ Bank

CMBC

Investment Considerations

Expanding market share in the high growth markets of San Diego County and southwest Riverside County

Expanding geographic footprint as a result of Cuyamaca and pending Rancho Bernardo acquisitions

Loan generation strength

Stable, recurring SBA income

Pristine credit quality

Outstanding financial performance

35